UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): June 28, 2024
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Civeo Corporation
(Exact name of registrant as specified in its charter)

British Columbia, Canada	1-36246	98-1253716
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Allen Center

333 Clay Street,	Suite 4980

Houston,	Texas	77002
(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code: (713) 510-2400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Shares, no par value	CVEO	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 2, 2024, Civeo Corporation (the “Company” or “Civeo”) appointed Andrew “Andy” S. Fraser as the Company’s Senior Vice President, Canada, effective as of August 19, 2024. Mr. Fraser will replace Allan Schoening, who has been serving as Senior Vice President, Canada since November 2018. Mr. Schoening will retire upon Mr. Fraser’s joining the Company, but is expected to remain a consultant for the Company for a period after his retirement.

Mr. Fraser is the former CEO and Executive Chair of NCSG Crane & Heavy Haul and the previous CEO of Camex Equipment Sales and Rentals. During his 30 years of experience with Finning International, he held a variety of executive roles across the company’s Canadian and international operations. Andy brings a wealth of executive management experience in sales, marketing, operations and customer relations. Over the past 15 years, Andy has also served as a director on various boards, both locally and internationally, in energy, manufacturing and distribution. He also completed the Directors Education Program at the Institute of Corporate Directors, University of Alberta/Rotman, where he received his ICD.D designation. Andy completed his GCB.D designation in ESG governance from Global Competent Boards in 2024 and completed the Stanford Directors’ College Program in 2021.

There is no arrangement or understanding between Mr. Fraser and any other person pursuant to which he was appointed as an officer or director of the Company; there is no family relationship between Mr. Fraser and any of the Company’s directors or other executive officers; and Mr. Fraser is not a party to any transactions of the type that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 2, 2024

            CIVEO CORPORATION

                    By: /s/ Bradley Dodson ,
                    Name:    Bradley Dodson
Title:    President and Chief Executive Officer